UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

     Filed by the Registrant                                      [X]

     Filed by a Party other than the Registrant         [   ]

     Check the appropriate box:
     [X]  Preliminary Proxy Statement
     [   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [   ]  Definitive Proxy Statement
     [   ]  Definitive Additional Materials
     [   ]  Soliciting Material Pursuant to subsection 240.14a-12
SOLITARIO RESOURCES CORPORATION (Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SOLITARIO RESOURCES CORPORATION
Notice of Annual Meeting of Shareholders

To the Shareholders:
          The Annual Meeting of the Shareholders of Solitario Resources Corporation (the "Company") will be held at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033, on Thursday, June 12, 2008 at 10:00 a.m., Mountain Daylight Time (the "Annual Meeting"), for the following purposes:

1.        To elect six directors to serve until the next annual meeting of Shareholders or until their successors are elected and qualified; and

2.        To consider, and if deemed appropriate, to pass a resolution changing Solitario's name to Solitario Exploration & Royalty Corp. as described under the heading "Proposed Name Change to Solitario Exploration & Royalty Corp." in the definitive Proxy Statement of the Company dated April xx, 2008; and

3.        To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC, as Solitario's independent registered public accounting firm for fiscal year 2008; and

4.        To transact such other business as may properly come before the meeting and all adjournments thereof.

          The Board of Directors has fixed the close of business on April 23, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The approximate date of the mailing of this Proxy Statement and the enclosed form of proxy is April xx, 2008. A complete list of stockholders will be available for examination at the Annual Meeting and at our offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033, for a period of ten days prior to the Annual Meeting.

          Your attention is directed to the accompanying Proxy Statement. To constitute a quorum for the conduct of business at the Annual Meeting, it is necessary that holders of a majority of all outstanding shares entitled to vote at the meeting be present in person or be represented by proxy. To assure representation at the Annual Meeting, you are urged to date and sign the enclosed proxy and return it promptly in the enclosed envelope.

                                                                                                                           By Order of the Board of Directors

                                                                                                                           James R. Maronick
                                                                                                                           Secretary

April xx, 2008

Wheat Ridge, Colorado

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PROXY STATEMENT

Annual Meeting of Shareholders

          This Proxy Statement (the "2008 Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of Solitario Resources Corporation, a Colorado corporation ("Solitario" or the "Company"), of proxies in the accompanying form for use at the Annual Meeting of Shareholders to be held on Thursday, June 12, 2008, and any adjournment or postponement of such meeting (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m., Mountain Daylight Time, at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033.

         Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholder to be held on Thursday, June 12, 2008. This proxy statement and our 2007 Annual Report (which is not a part of the Company's proxy soliciting materials), including the Annual Report on Form 10-K for the year ended December 31, 2007, are available online at www.solitarioresources.com.

          The 2007 Annual Report (which is not a part of the Company's proxy soliciting materials) is being mailed to the Company's shareholders with this Proxy Statement. Upon written request from any person solicited herein, addressed to the Corporate Secretary of Solitario at its principal offices at 4251 Kipling St. Suite 390, Wheat Ridge, Colorado 80033, Solitario will provide, at no cost, a copy of the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") for the fiscal year ended December 31, 2007 (the "2007 10-K"), without exhibits. A copy of any or all of the exhibits to the 2007 10-K will be furnished for a fee, which will not exceed the Company's reasonable expenses in furnishing the exhibits.

          Proxies are solicited so that each shareholder may have an opportunity to vote. These proxies will enable shareholders to vote on all matters that are scheduled to come before the meeting. When proxies are returned properly executed, the shares represented thereby will be voted in accordance with the shareholders' directions. Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card; if no choice has been specified, the shares will be voted as recommended by the Board of Directors of Solitario (the "Board"). Means have been provided whereby a shareholder may withhold his vote for any Director. The proxy cards also confer discretionary authority to vote the shares authorized to be voted thereby on any matter that was not known on the date of the Proxy Statement but may properly be presented for action at the meeting.

          You are asked to sign, date, and return the accompanying proxy card regardless of whether or not you plan to attend the meeting. Any shareholder returning a proxy has the power to revoke it at any time before shares represented by the proxy are voted at the meeting. Any shares represented by an unrevoked proxy will be voted unless the shareholder attends the meeting and votes in person. A shareholder's right to revoke his or her proxy is not limited by or subject to compliance with a specified formal procedure, but written notice should be given to the Corporate Secretary of Solitario at or before the meeting.

          The expense of printing and mailing proxy material will be borne by Solitario. In addition to the solicitation of proxies by mail, solicitation may be made by certain Directors, officers, and other employees of Solitario in person or by telephone or other means of electronic communication. No additional compensation will be paid for such solicitation.

          Arrangements will also be made with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation material to certain beneficial owners of Solitario's Common Stock and Solitario will reimburse such brokerage firms, custodians, nominees, fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Shares Outstanding

          The holders of Solitario's $.01 par value Common Shares (the "Common Stock") at the close of business on April 23, 2008, the record date, are entitled to vote at the Annual Meeting. On April xx, 2008 there were 29,633,992 shares of Common Stock outstanding. Each share of Common Stock entitles its holder to one vote. The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required to constitute a quorum for the transaction of business at the meeting. If a quorum is present at the meeting the six nominees for election as Directors who receive the greatest number of votes cast for election of directors at the meeting by the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected Directors. Shares held by persons who abstain from voting on the election of Directors and broker non-votes will not be counted in the election. Shares held by persons abstaining will be counted in determining whether a quorum is present for the purpose of voting on the proposal but broker non-votes will not be counted for this purpose.

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1.        ELECTION OF DIRECTORS

          The Board currently consists of six Directors. The Directors elected at the Annual Meeting will serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Unless the vote is withheld by the shareholder, the proxies solicited by the Board will be voted for the re-election of all the current Directors. The six nominees who receive the most votes will be elected. If a shareholder does not vote for a nominee or indicates to "withhold" authority to vote for a nominee on the proxy card, that shareholder's vote will not count either for or against the nominee. Solitario's current nominees for election as Directors are:
Name	Age
Steven A. Webster, Chairman (1)	56

Mr. Webster was elected a director of Solitario in June 2006. Mr. Webster has served as Co-Managing Partner of Avista Capital Partners, since he co-founded the firm in 2005, which makes private equity investments in energy, healthcare and medical companies. Mr. Webster was Chairman of Crown Resources Corporation ("Crown") from June 2002 until August 2006, when Crown was acquired by Kinross. From 2000 to 2005, Mr. Webster was Chairman of Global Energy Partners, which is affiliated with CSFB Private Equity. He also serves as Chairman of Carrizo Oil & Gas, Inc. (CRZO/NASDAQ), an oil and gas exploration company he co-founded, and Basic Energy Services Inc., (BAS/NYSE), a well services contractor. Mr. Webster is a director of Grey Wolf Inc. (GW/AMEX), a land drilling rig contractor; Camden Property Trust (CPT/NYSE), a real estate investment trust; Seacor Holdings, Inc. (CKH/NYSE) a marine transportation and energy service provider; Hercules Offshore, Inc. (HERO/NASDAQ), an offshore drilling contractor; Geokinetics Inc. (GOK/AMEX), a geophysical company; Encore Bancshares (EBTX/NASDAQ), a bank holding company; and various private companies. Mr. Webster was the founder, Chairman and CEO of Falcon Drilling Company (FLC/NYSE), President and CEO of its successor, R&B Falcon Corporation (FLC/NYSE), through 1999, and Vice Chairman until the sale of the company to Transocean Inc. in 2001. He is a graduate of Purdue University and holds an MBA from Harvard Business School. Mr. Webster serves on the Dean's Advisory Board of Purdue's Krannert School.

Mark E. Jones, III, Vice-chairman	68

Mr. Jones has been a director of Solitario since August 1993 and served as Chairman until June 2006. Mr. Jones was also a director of Crown since it commenced operations in February 1989 until August 2006, when Crown was acquired by Kinross. Mr. Jones was a founding partner of Jones, Loyd & Webster, Inc., a Houston-based corporate finance and investment banking firm that specialized in oilfield equipment financing. Mr. Jones also serves as Chairman of Brazauro Resources (BZO/V), a gold exploration company based in Houston, Texas which is traded on the Vancouver exchange in Canada. Mr. Jones attended the University of Texas.

John Hainey (1)(2)	75

Mr. Hainey has been a director of Solitario since 1999. He is a retired mining engineer and spent the last ten years of his career, before his retirement in 1998, as a mining analyst in the Canadian investment industry with Dundee Securities Corporation (formerly Eagle & Partners), Yorkton Securities Inc., Loewen, Ondaatje, McCutcheon & Company and Canaccord Capital Corporation. Prior to 1988, Mr. Hainey spent over 30 years working in the mining industry, both in Canada and abroad, which covered engineering, operations, consulting and business development and included 17 years with BP Resources Canada Ltd. Mr. Hainey is a member of the Association of Professional Engineers of Ontario and of the Canadian Institute of Mining and Metallurgy. He is also a Chartered Engineer (U.K.) and a Fellow of the Institute of Materials, Minerals and Mining (U.K.). He holds an A.C.S.M. (Hons.) in Mining Engineering from the Camborne School of Mines in England.

Leonard Harris(1)(2)	80

Mr. Harris has been a director of Solitario since June 1998.  Prior to his retirement from Newmont Mining Corporation, Mr. Harris gained over 50 years experience in the mining industry including serving as General Manager of Minera Yanacocha, South America's largest gold mine, and Vice President and General Manager of Newmont Latin America. Mr. Harris has over 20 years experience in managing mining operations in Latin America that include base metal and gold deposits, underground and open pit mines, gold and base metal processing plants and smelting and refining operations.  Mr. Harris currently serves on the boards of Alamos Gold Inc., Aztec Metals Corp., Canarc Resources, Cardero Resources Corp., Endeavour Silver Corp., Indico Resources Ltd., IMA Exploration Inc., Golden Arrow Resource Corp. and Sulliden Exploration Inc. He is a 1949 graduate metallurgist of The Mount Morgan School of Mines (Australia).

Christopher E. Herald	54

Mr. Herald has been a director of Solitario since August 1992. He has also served as Chief Executive Officer since June 1999 and President since August 1993. Mr. Herald also served as a director of Crown since April 1989, as Chief Executive Officer of Crown since June of 1999, President of Crown from November 1990 until August 2006, when he resigned from such positions upon completion of the Crown-Kinross merger, and was Executive Vice President of Crown from January 1990 to November 1990. Prior to joining Crown, Mr. Herald was a Senior Geologist with Echo Bay Mines and Anaconda Minerals. Mr. Herald has served as a director of TNR Gold Corp. (TNR/V), since 1998; Maestro Ventures, Ltd. (MAP/V), from 2004 to 2007; and Battle Mountain Gold Exploration Corp. (BMGX/OTC), from 2006 to 2007. TNR and Maestro are mineral exploration companies and Battle Mountain was a mineral royalty company that was acquired by Royal Gold Corporation in 2007. Mr. Herald received a M.S. in Geology from the Colorado School of Mines and a B.S. in Geology from the University of Notre Dame.

Brian Labadie (1)(2)	55

Mr. Labadie has been a director of Solitario since June 2006. He is an independent mining industry consultant. He also was a director of Crown from June of 2002 until August 2006 upon completion of the Crown-Kinross merger. Mr. Labadie has over thirty years experience in the mining industry including ten years with Miramar Mining Corporation from November 1996 to September 2006 as the Executive Vice President, COO. Prior to that, Mr. Labadie spent nine years with Echo Bay Mines, Ltd. as Vice President of Operations, including full operational and management responsibility for the Kettle River Mine in Republic, Washington. Mr. Labadie holds a Bachelor of Science degree in geological engineering from the University of Toronto.

1.     The Board of Directors has determined this Director/Nominee to be an independent member of the Board of Directors in accordance with the standards of independence as determined by the listing standards of the American Stock Exchange (the "AMEX").
2.     Member of the Audit, Compensation and Nominating Committees

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.

          It is intended that votes will be cast pursuant to the enclosed proxy for the election of Directors from the foregoing nominees. If any nominee shall not be a candidate for election as a Director at the meeting, it is intended that votes will be cast pursuant to the enclosed proxy for such substitute nominees as may be nominated by the existing Directors. No circumstances are presently known which would render any nominee named herein unavailable.

Meetings of Board of Directors

          During the fiscal year ended December 31, 2007, there were three meetings of the Board. Each of the incumbent Directors attended all of the meetings of the Board held while they served as a Director, except Mr. Webster missed one Board meeting. Each of the incumbent Directors attended all meetings held by committees of the Board on which they served during 2007. All of the references to meetings exclude actions taken by written consent. Board members are not required to attend annual meetings of shareholders. Mr. Herald attended the annual meeting of shareholders held on June 14, 2007.

Nominating and Corporate Development Committee

          In June of 2006, the Board of Directors approved the charter for and formed the Nominating and Corporate Development Committee of the Board of Directors (the "Nominating Committee"), a current copy of which is available on the Company website at www.solitarioresources.com. The members of the Nominating Committee are all independent members of the Board of Directors in accordance with the definition of the AMEX listing standards. The nominating committee held one meeting on April 19, 2007. There were no director nominations proposed during 2007.

          The primary purposes of the Nominating Committee are to (a) identify individuals qualified to become Board members, and select or recommend director nominees; (b) develop and recommend to the Board corporate governance principles applicable to the Corporation; (c) lead the Board in its annual review of the Board's performance; and (d) recommend to the Board director nominees for each committee.

          Pursuant to Article II Section 11 of our Bylaws, candidates for election as directors at any meeting of shareholders may be made (a) by, or at the direction of, a majority of the Board of Directors or (b) by any shareholder entitled to vote at such a meeting. The board makes no distinction in evaluating candidates who come to their attention directly or who are nominated by any shareholder. The Nominating Committee does not have specific minimum qualifications that a candidate must possess for consideration. In order to qualify for consideration at a shareholder meeting, shareholder nominations must be in writing addressed to the Secretary of Solitario Resources Corporation not less than 60 days nor more than 90 days prior to the date of a scheduled shareholders' meeting; provided, however, that if less than 70 days notice or prior public disclosure of the scheduled date of such a meeting is given or made, notice of a shareholder nomination must be delivered or received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made.

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          Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director and as to the shareholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of stock of the Company which are beneficially owned by such person of the date of such shareholder notice and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Company's books, of such shareholder and any other shareholders known by such shareholder to be supporting such nominees and (ii) the class and number of shares of stock of the Company which are beneficially owned by such shareholder on the date of such shareholder notice and by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice.

          The Board of Directors may reject any shareholder nomination not timely made in accordance with the requirements of Article II Section 11 of Solitario's Bylaws. Furthermore, if the Board of Directors determines that the information provided in a shareholder's notice does not satisfy the informational requirements of Article II Section 11 of the Bylaws in any material respect, the Secretary will promptly notify such shareholder of the deficiency in the notice. The shareholder will then have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed 5 days from the date such deficiency notice is given to the shareholder, as the Board of Directors shall reasonably determine. If the deficiency is not cured within such time period, or if the Board of Directors reasonably determines that the additional information provided by the shareholder, together with information previously provided, does not satisfy the requirements of Article II Section 11 of the Company's Bylaws in any material respect, then the Board of Directors may reject such shareholder's nomination. The Secretary of the Company shall notify a shareholder in writing whether his or her nomination has been made in accordance with the time and information requirements of the Company's Bylaws. Notwithstanding the procedure set forth above, if the Board of Directors does not make a determination as to the validity of any shareholder nominations, the presiding officer of the meeting of the shareholders shall determine and declare at the meeting whether a nomination was made in accordance with the terms of the Company's Bylaws and shall accept or reject the nomination accordingly.

Audit Committee

          The Audit Committee consists of Mr. Hainey, Mr. Harris and Mr. Labadie, each of whom is independent in accordance with the definition of the AMEX listing standards. The Board of Directors has determined that Mr. Hainey is an audit committee financial expert as defined by the SEC. Following the election of Directors at the Annual meeting, the Board expects to reappoint Mr. Harris, Mr. Hainey and Mr. Labadie to the Audit Committee to serve until the next annual meeting. The Audit Committee acts under a written charter adopted and approved by the Board of Directors on July 26, 2006, a current copy of which is available on the Company website at www.solitarioresources.com. The Audit Committee reviews Solitario's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting processes, including the system of internal controls. The audit committee met five times during the year ended December 31, 2007.

Audit Committee Report

          In performing its duties the Audit Committee reviewed and discussed the audited financial statements contained in the 2007 Annual Report on Form 10-K with management and Solitario's independent registered public accountant, Ehrhardt Keefe Steiner & Hottman PC ("Ehrhardt"). The Audit Committee met with Ehrhardt, and discussed all issues deemed to be significant by Ehrhardt, including any matters required by Rule 2-07 of Regulation S-X, "Communication with Audit Committees" and Statement of Auditing Standard No. 61, as amended, ("Communications with Audit Committees") and without management present, discussed and reviewed the results of the independent auditor's examination of the financial statements. In addition, in accordance with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" as amended or supplemented, the Audit Committee discussed with Ehrhardt its independence from Solitario and its management, and has received the written disclosures and letter from Ehrhardt that stated it is independent of Solitario within the meaning of US securities laws.

          In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board of Directors that Solitario include the audited financial statements in its Annual Report under Form 10-K for the year ended December 31, 2007 which was filed with the SEC on March 11, 2008.

               AUDIT COMMITTEE
               John Hainey, Chairman
               Leonard Harris
               Brian Labadie

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Compensation Committee

          On June 27, 2006, the Board of Directors approved the charter for and formed the Compensation and Management Development Committee (the "Compensation Committee"). A current copy of the Compensation Committee charter is available on the Company website at www.solitarioresources.com. Mr. Labadie, Mr. Hainey and Mr. Harris are the members of the Compensation Committee. The Compensation Committee met 2 times during 2007.

          The primary purposes of the Compensation Committee are to a) review from time to time and approve the overall management evaluation and compensation policies of Solitario; b) review and approve goals and objectives relevant to the compensation of the executive officers, including the chief executive officer, of Solitario and evaluate the performance of Solitario's executive officers; c) set the compensation of the executive officers of Solitario, in light of the Compensation Committee's review; d) review, approve and periodically evaluate Solitario's compensation and other benefit plans, including incentive compensation and equity-based plans and programs for non-employee directors, executive officers and senior management, and make recommendations as necessary; e) review and approve any amendments and modifications to any such plan or program requiring approval of the Board of Directors, subject to applicable regulatory and shareholder approval requirements; f) review and approve the granting of options, restricted stock, stock appreciation rights and other equity-based grants to Solitario's non-employee directors, executive officers and senior management consistent with the Corporation's incentive compensation plans and programs and compensation and retention strategy, subject to ratification by the Board of Directors; g) review and approve plans of the Company for management development and senior managerial succession; h) oversee compliance with the applicable compensation reporting requirements of the Securities and Exchange Commission and i) conduct an annual performance self-evaluation of the Committee and prepare an annual report thereon to the Board of Directors. The Compensation Committee has not engaged compensation consultants but has the authority to do so under the Compensation Committee charter.

          The scope and authority of the Compensation Committee, including the role of executive officers and compensation consultants in determining or recommending the amount and form of compensation and the ability of the Compensation Committee to delegate authority, are more fully described in the Compensation Discussion and Analysis section of this proxy as well as the Compensation Committee charter.

Compensation Committee Interlocks and Insider Participation

          Mr. Labadie, Mr. Hainey and Mr. Harris are the members of the Compensation Committee and are independent in accordance with the definition of the AMEX listing standards. No member of the Compensation Committee is currently or has ever been an officer or employee of Solitario or had a relationship required to be disclosed with Solitario pursuant to Item 404 of the SEC's regulation S-K. As discussed in "Certain Relationships and Related Transactions," Mr. Labadie was a member of the Board of Directors of Crown and Solitario from June 26, 2006 until August 31, 2006, when he resigned as a director of Crown upon completion of the Crown-Kinross merger. Mr. Labadie had no interest in any transactions between Crown and Solitario, other than his position as a director of both companies.

Compensation Committee Report

          The Compensation Committee has reviewed and discussed the section entitled "Compensation Discussion and Analysis" with management and based on such review and discussions has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.

               COMPENSATION COMMITTEE
               Brian Labadie, Chairman
               Leonard Harris
               John Hainey

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934 requires Solitario's Directors and executive officers, and persons who own more than ten percent of a registered class of Solitario's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Solitario. Officers, Directors, greater than ten percent shareholders are required by SEC regulation to furnish Solitario with copies of all Section 16(a) forms they file. To Solitario's knowledge, based solely on review of the copies of such reports furnished to Solitario and written representations that no other reports were required, during the fiscal year ended December 31, 2007, the following failed to meet Section 16(a) filing requirements applicable to officers, Directors, and greater than ten percent beneficial owners: John Hainey filed two reports late, covering two transactions; Leonard Harris filed four reports late covering six transactions; Mark Jones filed one report late covering one transaction; Chris Herald filed one report late covering one transaction; Walter Hunt filed two reports late covering two transactions; James Maronick filed one report late covering one transaction; Brian Labadie filed one report late covering one transaction; Steven Webster filed one report late covering one transaction.

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Shareholder Communications

          Solitario endeavors to keep all shareholders well informed as to financial performance of the Company, primarily by means of its annual and quarterly reports and by press releases. The Board of Directors and management of Solitario are receptive to shareholder feedback in any form. It is Solitario's policy to receive and respond promptly to shareholder inquiries while being guided by legal requirements as well as the Company's policies with respect to confidentiality and disclosure requirements. Shareholders wishing to send communications to the Board of Directors should write to either the Chairman of the Board of Directors or to the Secretary of the Company at the following address: Solitario Resources Corporation, 4251 Kipling St., Suite 390, Wheat Ridge, CO 80033. All such communication shall state the type and amount of the Company's securities held by the shareholder and shall clearly state the communication is intended to be shared with or directed only to the Board of Directors, or if applicable, with a specific committee of the Board of Directors. The Chairman of the Board of Directors or the Secretary of the Company, as applicable, will forward such communication to the members of the Board of Directors or specific committee of the Board of Directors.

Indemnification of Directors

          Our Articles of Incorporation authorize our Board of Directors to the fullest extent permitted by Colorado law as now or hereafter in effect, to indemnify any Director of Solitario. The Board of Directors shall be entitled to determine the terms of such indemnification, including advance of expenses, and to give effect thereto through the adoption of Bylaws, approval of agreements, or by any other manner approved by the Board of Directors. Any amendment to or repeal of the authorization of indemnification contained in our Articles of Incorporation shall not adversely affect any right of a Director of Solitario thereunder with respect to any right to indemnification that arises prior to such amendment.

Code of Ethics

          Solitario adopted the Solitario Resources Corporation Code of Business Conduct and Ethics including its Code of Ethics applicable to the principal executive officer and the principal financial and accounting officer of Solitario (the "Code of Ethics") on June 27, 2006, a copy of which may be found on our website at www.solitarioresources.com and on SEDAR at www.sedar.com. Any person who wishes to receive a copy of the Code of Ethics may do so at no charge by written request to Investor Relations, Solitario Resources, 4251 Kipling St, Suite 390, Wheat Ridge, CO 80033.

2.          PROPOSED NAME CHANGE TO SOLITARIO EXPLORATION & ROYALTY CORP.

Background Information

          We have been engaged in the exploration of mineral properties for approximately fifteen years. We have stated and demonstrated during our history that Solitario does not develop the properties it acquires, but rather we typically seek to form joint ventures on our properties with larger mining companies that have more expertise and capabilities to develop these properties. We have also sold properties in the past on an infrequent basis and have intermittently received annual rental payments on some of our properties from our partners. None of our properties have ever been developed or reached the operating mining stage, either on our own or by our joint venture partners.

          However, our joint ventures are typically structured to be similar to a net profit interest in the properties, of between 25 and 35 percent. These joint ventures have also been structured to give Solitario the option to make no additional cash payments for development of our properties (to the mining stage). This has typically been accomplished through the terms of our joint venture agreements that require our joint venture partners to fund substantially all exploration, feasibility and construction costs to reach production on our properties. Generally, our joint venture agreements require construction financing, and related interest, provided by our partners to be paid back from a portion of our future cash flow from the net profit interest, discussed above.

          We believe this operating structure is fairly unique in the mining industry. We further believe that our typical joint venture interest closely resembles that of a net profits royalty interest, given that we will not be required to fund construction to place our joint ventured properties into production. Accordingly we believe Solitario engages in exploration as its primary activity to provide future net profits interests or royalties.

Proposed Name Change

          The Board of Directors has approved, subject to stockholder approval and any required approvals from TSX and or AMEX, an amendment to our Articles of Incorporation to change the Company's name from "Solitario Resources Corporation" to "Solitario Exploration & Royalty Corp." (the "Amendment"). The Board of Directors believes this new name will more accurately reflect our business operations and future revenue streams. The Amendment does not change the terms or rights of holders of our common stock or any existing corporate governance portions of our Articles of Incorporation. The Secretary of State of Colorado has in place a procedure whereby a corporation may effect a name change, upon approval by the Board of Directors and shareholders by filing a simple form. If the Amendment is approved by the shareholders at the annual meeting, Solitario will promptly file the name change with the Secretary of State of Colorado utilizing such form and Solitario will obtain a new CUSIP number for all existing shares in accordance with the rules and requirements of the TSX and AMEX. If the Amendment is not approved, no action will be taken and the name of the Company will remain unchanged. We do not anticipate that current shareholders will be required to turn in their old certificates, or take any other action to allow for the trading of their current shares upon the approval of the Amendment.

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Recommendation of the Board of Directors

          The Board has determined the Amendment to be appropriate and in the best interests of Solitario. The Amendment requires the approval of a simple majority of the votes cast at the Meeting, in person or by proxy, in order to be adopted.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION RESOLUTION TO CHANGE THE NAME OF THE COMPANY TO "SOLITARIO EXPLORATION & ROYALTY CORP."

In the absence of instructions to the contrary, the Common Shares represented by a properly executed form of proxy in favor of the persons designated by management of the Corporation will be voted FOR the Resolution for the Amendment of the Articles of Incorporation, as it may be amended or varied at the Meeting.

3.          COMPENSATION PLANS

Plans subject to shareholder approval

          The Solitario Resources Corporation 2006 Stock Option Incentive Plan (the "2006 Option Plan") was approved by shareholders and became effective June 27, 2006, the shareholders approved certain modifications to the 2006 Option Plan on June 14, 2007, which became The Solitario Resources Corporation 2006 Stock Option Incentive Plan (as amended), (the "2006 Plan"). Under the 2006 Plan, up to 2,800,000 shares may be issued pursuant to options granted by the Board of Directors under the 2006 Plan to directors, officers, employees and consultants with an exercise price that is not less than the market price of Solitario's common stock. Under the terms of the 2006 Plan, the total number of outstanding options from all plans may not exceed 2,800,000. The 2006 Plan defines the market price as the closing market price in Canadian dollars on the Toronto Stock Exchange (the "TSX") on the date of the granting of such option by the Board.

          On March 4, 1994, our Board of Directors adopted the 1994 Stock Option Plan (the "1994 Plan") that authorized the issuance of up to 1,100,000 of our shares under the Plan. The shareholders approved subsequent amendments to the 1994 Plan to increase the authorized shares under the 1994 Plan to 3,736,000 shares. As of April xx, 2008, we have granted options for 110,000 shares that remain unexercised at Cdn$0.81 per share, which expire August 14, 2008. The 1994 Plan had a ten year life which expired in March 2004 and there are no shares available for grant under the 1994 Plan.
Equity Compensation Plan Information as of December 31, 2007
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights Cdn$	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
2006 Plan	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,184,500	$3.29	475,500
Equity compensation plans not approved by security holders	-	N/A	-
Total	2,184,500	$3.29	475,500
1994 Plan
Equity compensation plans approved by security holders	110,000	$0.81	-
Equity compensation plans not approved by security holders	-	N/A	-
Total	110,000	$0.81	-
All Plans
Equity compensation plans approved by security holders	2,294,500	$3.17	475,500
Equity compensation plans not approved by security holders	-	N/A	-
Total	2,294,500	$3.17	475,500

          The total number of Solitario shares of common stock available for issue from the exercise of all outstanding options from both the 1994 Plan and the 2006 Plan as of April xx, 2008 is 475,500 shares, which represents x.x% of the 29,633,992 shares of Solitario common stock outstanding on that date.

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4.          EXECUTIVE AND DIRECTOR COMPENSATION

Compensation of Directors

          Other than options granted pursuant to the 2006 Plan, our Directors have not been compensated during 2007 in their capacities as Directors.

          The following table summarized the compensation paid to non-employee directors for the fiscal year ended December 31, 2007:
Name	Fees earned or paid in cash $	Stock Awards $	Option Awards (1) $	Non-Equity Incentive Plan Compensation $	Change in Pension Value and Non Qualified Deferred Compensation Earnings $	All other compensation $	Total $
Steven Webster	-	-	77,781	-	-	-	77,781
Mark Jones(2)	-	-	68,058	-	-	-	68,058
John Hainey	-	-	66,114	-	-	-	66,114
Leonard Harris	-	-	66,114	-	-	-	66,114
Brian Labadie	-	-	66,114	-	-	-	66,114

(1) The following options were granted to directors on September 7, 2007: Mr. Webster 40,000 shares; Mr. Jones, 35,000 shares; Mr. Labadie, 34,000 shares; Mr. Harris, 34,000 shares; and Mr. Hainey, 34,000 shares. All shares vest 25% on the date of grant and 25% on each anniversary date for the next three years. The fair value of the options is estimated as of the date of grant using a Black-Scholes option pricing model with the following assumptions: A four-year effective life, a volatility of 52%, a risk free interest rate of 4.7% and an exchange rate of 0.94930 Canadian Dollars per each United States Dollar. The grants were made at the closing price of Solitario stock of Cdn$4.53 on September 7, 2007 as quoted on the Toronto Stock Exchange and had no intrinsic value.

(2) On September 1, 2006 Solitario entered into a two-year consulting agreement with Mr. Jones. Under the agreement, Mr. Jones will advise the Company on matters of strategic direction, planning and identification of corporate opportunities. In consideration for his services, Mr. Jones was paid a one-time lump sum payment of $160,000 in cash during 2006. No cash payments were made during 2007. However we have charged $80,000 against pre-paid expense related to the agreement, which is included in general and administrative expense for the year ended December 31, 2007.

Executive Officers

The following biographies describe the business experience of our executive officers (the "Named Executive Officers"):

          Christopher E. Herald    See Directors biographies above

          Walter H. Hunt (57) has been Vice President - Operations and President - South American Operations of Solitario since June 1999. He also served as Vice President - Peru Operations from July 1994 until June 1999. Mr. Hunt was also Vice President - Operations of Crown from 1994 until completion of the Crown - Kinross merger in August of 2006. Mr. Hunt has over 20 years of exploration, development and operational experience with Anaconda Minerals, Noranda and Echo Bay Mines where he served as Superintendent, Technical Services and Chief Geologist at Echo Bay's Kettle River Operations. Mr. Hunt received his M.S. degree in Geology from the Colorado School of Mines and a B.S. degree from Furman University.

          James R. Maronick (52) has served as Chief Financial Officer, Secretary and Treasurer of Solitario since 1999 and was Chief Financial Officer of Crown from June 1999 until completion of the Crown - Kinross merger in August of 2006. Prior to that, Mr. Maronick served as Vice President - Finance and Secretary/Treasurer of Consolidated Nevada Gold Fields Corporation from November 1994 to September 1997. Mr. Maronick graduated with honors from the University of Notre Dame in 1977 with a BA in accounting and received his Masters degree in Finance with highest honors from the University of Denver in 1986.

5.          COMPENSATION DISCUSSION AND ANALYSIS

          The following discussion provides information regarding the compensation program for Solitario's Named Executive Officers for 2006.

Objectives of the Corporation's Compensation Program

          The Compensation Committee has responsibility for approving the compensation program for Solitario's Named Executive Officers and acts according to a charter that has been approved by the Board of Directors and is available on the Company website at www.solitarioresources.com. The compensation program is designed to attract, retain and reward our executives who contribute to Solitario's long-term success. This in turn will build value for Solitario and its shareholders. The program is based upon three fundamental principles:

A substantial portion of Solitario's Named Executive Officer compensation should be performance and equity-based to achieve alignment with shareholder interests.

          This is accomplished in two ways; first, through the award of stock options in an amount and at a price that encourages our Named Executive Officers to promote the long-term growth and performance of Solitario in terms of the value of the Company which is ultimately reflected in the price of our stock as quoted on the TSX and the AMEX. Second, this is also reflected in terms of cash compensation in the form of cash bonuses. These bonuses are entirely set by the Compensation Committee, in their sole discretion, in a range of zero to 100% of base salary. The extent to which

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bonuses are paid depends entirely on the extent to which the Solitario has met its exploration, budget and shareholder goals, set by the Committee. The Compensation Committee authorized the payment to each of the Named Executive Officers a bonus equal to 10% of their annual salary which was paid in March 2007. These bonuses reflected the performance of the Named Executive Officers during 2006. The Compensation Committee authorized the payment of bonuses of 10% of each of the Named Executive Officers for 2007, which was paid in March 2008, after review of results for the full year of 2007 in comparison to goals for the year ended 2007.

Solitario's compensation program for Named Executive Officers should enable the Company to compete for the best executive talent available.

          The Compensation Committee believes shareholders are best served when the Company can attract and retain the highest caliber executives appropriate for a firm of our size and complexity. This is done with competitive and fair compensation packages. Our Named Executive Officers have served Solitario for many years, however they only became employees of Solitario on September 1, 2006 and the compensation was primarily based upon their existing compensation from Crown. Prior to September 1, 2006, Solitario's Named Executive Officers were employees of Crown and Solitario was provided management services from Crown pursuant to the Management Services Agreement, discussed below under "Certain Relationships and Related Transactions." The Compensation Committee also reviewed published compensation surveys and the published compensation packages of our peer companies (the "Peer Group Companies") for which Solitario competes for executive talent. These Peer Group Companies included the following companies:
Canyon Resources Corporation	Metallica Resources Corporation
Royal Gold Corporation	Pacific Rim Mining Corporation
Great Basin Gold Corporation	Miramar Mining Corporation
Reunion Gold Corporation

          These reviews were not used create specific benchmarks applicable to our Named Executive Officer compensation levels. These reviews were used to inform the members of the compensation committee of current standards in the industry as such standards may relate, in their independent judgment, to appropriate modifications to Solitario's existing compensation levels in setting new compensation levels. The differences in Solitario's activities, which is more narrowly defined to exploration, compared to the peers and the difference in the number of total employees of Solitario, which currently has approximately 25 employees world-wide, compared to the peer companies, does not lend itself to effective use of specific benchmarks based upon the peer companies.

During 2007, no change was made to the initial compensation set during 2006.

Solitario's compensation program for Named Executive Officers should be fair to the executive, the Company and all its employees and perceived as such, both internally and externally.

          The Compensation Committee strives to create a compensation program that promotes good corporate practice, encourages our Named Executive Officers and promotes teamwork among our employees. The Compensation Committee takes these goals into consideration by comparison of executive pay in relation to all other Solitario salary costs for internal consistency, and by comparison to both Peer Group Companies and industry salaries for external consistency. In addition, the compensation program is meant to enhance shareholder value and the Compensation Committee strives to provide transparency and full disclosure to all interested parties.

Key Elements of Executive Compensation

Base Salary

          The Compensation Committee provides base salary that is commensurate with their review of our Peer Group Companies, listed above. The Compensation Committee fixed the Base Salary for 2006 (which commenced on September 1, 2006, when all of the Named Executive Officers became employees of Solitario) during its meeting in the summer of 2006. For the base salary to be paid in 2007 no peer group review was completed and the base salary was not adjusted from the amount fixed by the Compensation Committee at its meeting in the fall of 2006. Increases or decreases in base salary are dependent on the Compensation Committee's evaluation of each individual Named Executive Officer performance, the effect of any peer group review, and the performance of the entire Company relative to the goals and objectives of the Company discussed above. No Named Executive Officers have minimum base salary payments pursuant to any employment or other agreements. The Compensation Committee has authority from the Board of Directors to set the base salary at any amount it believes is appropriate.

Bonuses

          The Compensation Committee provided bonuses of 10% of annualized base salary for 2007, which were paid in March of 2008, based upon an analysis of the success of the Company during the year then ended. The Compensation Committee provides bonuses, in their sole discretion, based upon their evaluation of the individual Named Executive Officer in light of the following parameters:

(i)     Targeted bonuses based upon operational goals and parameters; and
(ii)     The desire, discussed above, to provide a substantial portion of compensation based on performance;and
(iii)     The performance of the company relative to its Peer Group Companies.

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          In establishing its goals for any particular year, the Compensation Committee strives to ensure that the goals provide both an incentive and an attainable goal that provides shareholders with the opportunity for return on their investment while minimizing corporate and shareholder risk to the extent possible. These specific targets and goals are confidential, and due to Solitario's corporate activities are not specifically related to traditional financial metrics, such as revenue growth, earnings or earnings per share. The targets and goals are more subjective and generally include the negotiation and signing of joint ventures on our existing properties, exploration activities and success, both on our own and through joint ventures, acquisition of additional exploration properties, training and retaining employees, maintaining adequate liquidity to fund future exploration activities, financial reporting and disclosure, and shareholder return.

Equity

          The only equity compensation our Named Executive Officers receive is in the form of stock options pursuant to the 2006 Plan, priced at the current market value of our publicly traded stock (as defined) in the 2006 Plan. The Compensation Committee believes that a substantial portion of our Named Executive Officers compensation should be performance based. The Compensation Committee also believes that our compensation policies should be fair to our shareholders, and be focused on our long-term viability. The Compensation Committee believes the granting of stock options from the 2006 Plan aligns the interests of the Named Executive Officers and our shareholders and provides the incentive to manage the Company from the perspective of an owner of the Company. In addition, the Compensation Committee believes the vesting terms of the stock options granted from the 2006 Plan, discussed below, provides a that a significant portion of the compensation will be received at a future date.

          The amount of all individual grants and the grant date of the Options are determined each year at the summer meeting of the Compensation Committee at the discretion of the Compensation Committee, usually after the completion of the annual meeting of shareholders. All grants are as of the date of the approval by the Compensation Committee (or the full Board, if requested by the Compensation Committee) at the market value on the date of grant. All grants from the 2006 Plan vest 25% on the date of grant and the remaining options vest at 25% per year on the anniversary of the grant over a three-year period

Allocation Between the Key Elements of Compensation

          The Compensation Committee has complete discretion in allocating total compensation between the key elements of compensation discussed above. Each of the individual components of compensation is evaluated by the Compensation Committee independently and each component is not evaluated based upon the other components. The Compensation Committee has not developed a set formula (such as fair value of equity compensation to equal 50% of base salary) to allocate the elements of compensation to each individual Named Executive Officer.

Employment Agreements

          None of our Named Executive Officers have ongoing employment agreements other than individual Change in Control Severance Benefits Agreements, discussed below.

Change in Control Agreements

          The Compensation Committee and Solitario consider it essential to the best interest of its stockholders to foster the continuous employment of key management personnel. In this regard, the Compensation Committee and Board of Directors recognize that, as is the case with many publicly held corporations and their subsidiaries, the possibility of a change in control may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders.

          Accordingly, on March 14, 2007, the Compensation Committee approved separate Change in Control Severance Benefits Agreements (the "CIC") for Mr. Herald, Mr. Maronick and Mr. Hunt, our Named Executive Officers. Each CIC provides for the payment of severance benefits at any time for a period of three years upon the change in control of Solitario (as defined in the CIC) equal to 2.5 times the base salary of the Named Executive Officer. In addition any unvested stock options held by the Named Executive Officer will vest upon the change in control. The CIC provides an additional gross up for any taxes due as a result of Excise Tax, as defined by Section 4999 of the Internal Revenue Service Code of 1986 (the "Code").

          Generally, the CIC defines a "change in control" as (i) a person acquiring more than 50% of the outstanding stock of the Company, (ii) the shareholders of the Company approving a merger or acquisition whereby more than 50% of the outstanding shares held prior to the vote will be held by a new person or corporation, (iii) the shareholders of the Company approving the sale or disposition of substantially all of the company's assets or (iv) the shareholders of the Company approving a plan of liquidation or dissolution of the Company.

          The change in control benefits are to be paid after a change in control if the Named Executive Officer terminates his employment for "good reason," or is terminated by the Corporation, other than for "cause." "Good reason" is generally defined as a reduction in the compensation, level of responsibility or forced relocation, among other things. "Cause" is generally defined in the CIC as the conviction of a felony, gross and willful failure to perform assigned duties, and dishonest conduct that is intentional and materially injurious to the Company.

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Tax Implications of Executive Compensation

          Under Section 162(m) of the Code, the Company generally receives a tax deduction for compensation on payments which total less than $1,000,000 paid to our Named Executive Officers, unless that compensation is performance based. We do not believe the total non-performance based compensation for any of our Named Executive Officers will exceed $1,000,000 during 2007 or the foreseeable future.

Stock Ownership Guidelines

          Solitario has not established formal stock ownership guidelines for our Named Executive Officers. The Company's Insider Trading Policy prohibits the Named Executive Officers, as well as other insiders, who may have access to material inside information, from purchasing, selling, entering into short sale transactions, engaging in hedging or offsetting transactions regarding Solitario's common stock during periods where such persons have access to material inside information.

Role of the Chief Executive Officer in Compensation Decisions

          The Chief Executive Officer annually reviews the performance of all other Named Executive Officers. The performance of the Chief Executive Officer is reviewed by the Chairman of the Compensation Committee. The conclusions and recommendations, which include salary, bonus and equity grants, if any, are presented to the Compensation Committee, which has absolute discretion in modifying or applying any of the recommendations for the Named Executive Officers. The Compensation Committee presents its conclusions and recommendation the Board of Directors for their input and review.

6.          SUMMARY COMPENSATION TABLE
Name and Principal Position	Year(1)	Salary ($)	Bonus ($)	Stock Awards ($)	Option Award(2) ($)	Non-equity incentive plan compensation	Change in pension value and non-qualified deferred compensation earnings ($)	All Other Compensation ($)(3)	Total ($)
Mr. Herald, CEO	2007	210,000	21,000	-	184,730	-	-	14,962	430,692
Mr. Maronick, CFO	2007	150,000	15,000	-	97,226	-	-	10,125	272,351
Mr. Hunt, COO	2007	150,000	15,000	-	97,226	-	-	14,419	276,645

(1)     Mr. Herald and Mr. Maronick became employees of Solitario for the first time on September 1, 2006. Prior to that Solitario's United States-based Named Executive Officers were employees of Crown. Solitario was provided management services from Crown pursuant to the Management Services Agreement, discussed below under "Certain Relationships and Related Transactions."
(2)     Mr. Herald, Mr. Maronick and Mr. Hunt were granted 95,000, 50,000 and 50,000 options, respectively on June 27, 2006. The options were granted at the same time and with the same terms as the options described above under "Compensation of Directors."
(3)     Mr. Herald, Mr. Maronick and Mr. Hunt each received a 401(K) match of $14,962, $10,125, and $14,419, respectively, during 2007.

7.          2007 GRANTS OF PLAN BASED AWARDS

          The following table provides information related to equity and non-equity based awards made to Named Executive Officers during the year ended December 31, 2007:

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards (Cdn$/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Christopher E. Herald, CEO	9/7/07								95,000	$4.53	$184,730
James R. Maronick, CFO	9/7/07								50,000	$4.53	$97,226
Walter H. Hunt, COO	9/7/07								50,000	$4.53	$97,226

(1)     The options were granted with the same terms and conditions as all other options granted on that date and the fair value was determined as described above under "Compensation of Directors."

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8.          OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
Name	Option Awards					Stock Awards
	Number of securities underlying unexercised options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (Cdn$)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Christopher E Herald, CEO	162,500(1)	162,500	-	$2.77	6/27/11	-	-	-	-
	23,750(2)	71,250	-	$4.53	9/27/12	-	-	-	-
James R. Maronick, CFO	50,000(3)	-	-	$0.81	8/14/08	-	-	-	-
	100,000(1)	100,000	-	$2.77	6/27/11	-	-	-	-
	12,500(2)	37,500	-	$4.53	9/27/12	-	-	-	-
Walter H Hunt, COO	100,000(1)	100,000	-	$2.77	6/27/11	-	-	-	-
	12,500(2)	37,500	-	$4.53	9/27/12	-	-	-	-

(1) Options were granted on 6/27/06 and vested 25% on date of grant and 25% on each anniversary date for the next three years.
(2) Options were granted on 9/27/07 and vested 25% on date of grant and 25% on each anniversary date for the next three years.
(3) Options were granted under the 1994 Plan and are 100% vested at December 31, 2007.

9.          OPTION EXERCISES AND STOCK VESTED

The following table sets forth details of all exercises of stock options during the year ended December 31, 2007 by our Named Executive Officers and the financial year-end value of unexercised options on an aggregated basis.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on vesting ($)
Christopher E Herald, CEO	160,000	494,616	-	-
James R. Maronick, CFO	115,000	355,505	-	-
Walter H Hunt, COO	125,000	397,434	-	-

(1) Amount represents the difference between the closing share price (market value) as quoted on the TSX on the date of exercise less the exercise price times the number of shares exercised.

10.          POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

          As noted under "Compensation Discussion and Analysis" in this Proxy, the Company entered into certain change in control agreements on March 14, 2007 with the following Named Executive Officers: Christopher E. Herald, James R. Maronick and Walter H. Hunt. The terms of the change in control agreements are more fully described under "Change In Control Agreements" in the "Compensation Discussion and Analysis" section of this Proxy. Described below are the potential payments to each Named Executive Officer in the event of a change in control as defined in the applicable Change in Control Agreement (the "CIC").

Name	Salary ($)(1)	Tax gross up(2)	Total ($)
Christopher E. Herald, CEO	525,000	-	525,000
James R. Maronick, CFO	375,000	-	375,000
Walter H, Hunt, COO	375,000	-	375,000

(1)     Two and one half times base salary as of April xx, 2008. Paid as a lump sum payment.
(2)     The change in control provides for a gross-up for taxes in the event the combined salary and all other compensation, triggered by a change in control, results in Excise Tax, as defined by Section 4999 of the Code. The CIC provide for additional cash compensation to pay for the Excise Tax, which is 20% of all compensation when the total payments, including the fair value from acceleration of vesting for unvested options, under the CIC exceed three times base salary. Accordingly, if the fair value of the acceleration of vesting for unvested options cause the total compensation to exceed three times base salary, then the Company will reimburse the Named Executive Officer an amount to offset the 20% Excise Tax. Until a change in control is triggered and additional compensation, if any, from acceleration of vesting of outstanding options is determined, the amount of tax gross up, if any, cannot be determined.

11.          INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

None

12.          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          To our knowledge, as of April xx, 2008, no person beneficially owns, directly or indirectly, or exercises control or direction over, more than five percent of our issued and outstanding common stock with the exception of Sprott Asset Managment Inc., Newmont Mining Corporation of Canada Limited ("Newmont") and Loeb Partners Corporation, which directly own 4,480,300, 2,700,000 and 1,530,704 shares respectively, representing 15.1 percent, 9.1 percent and 5.2 percent, respectively, of our issued and outstanding common stock.

          The following table sets forth, as of April xx, 2008, the beneficial ownership of our outstanding common stock by each of our shareholders owning more than five percent, our Directors, nominees for Director, each Named Executive Officer and all of our executive officers and Directors as a group. Unless otherwise indicated, the persons listed in the

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table below have sole voting and investment powers with respect to the shares indicated.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(9)
John Hainey, Director	167,700(1)	*
Leonard Harris, Director	244,000(2)	*
Christopher E. Herald, CEO and Director	1,017,762(3)	3.4%
Mark E. Jones, III, Director	503,000(4)	1.7%
Brian Labadie, Director	187,810(5)	*
Steven A. Webster, Director	1,241,764(6)	4.2%
James R. Maronick, CFO	729,239(7)	2.4%
Walter H. Hunt, VP Operations	564,962(8)	1.9%
All directors and executive officers as a group	4,656,237	14.8%
Sprott Securities, Inc Suite 3450 South Tower Royal Bank Plaza Toronto, ON M5J 2J2	4,480,300	15.1%
Newmont Mining Corporation of Canada 20 Eglinton Ave West, Suite 1900 Toronto, Ontario M4R 1K8	2,700,000	9.1%
Loeb Partners Corporation 61 Broadway New York, NY 10006	1,865,022	6.3%

*     Indicates holdings of less than 1%.
(1)     Includes 134,000 shares that he has the right to acquire under options granted pursuant to the 2006 Plan.
(2)     Includes 134,000 shares that he has the right to acquire under options granted pursuant to the 2006 Plan and 60,000 shares he has the right to acquire under options granted pursuant to the 2004 Plan.
(3)     Includes 420,000 shares that he has the right to acquire under options granted pursuant to the 2006 Plan.
(4)     Includes 195,000 shares that he has the right to acquire under options granted pursuant to the 2006 Plan.
(5)     Includes 164,000 shares that he has the right to acquire under options granted pursuant to the 2006 Plan.
(6)     Includes 200,000 shares that he has the right to acquire under options granted pursuant to the 2006 Plan and includes a total of 862,245 Solitario shares beneficially owned by Mr. Webster through Kestrel Capital, Cerrito Partners and Zoloto, LLC.
(7)     Includes 250,000 shares that he has the right to acquire under options granted pursuant to the 2006 Plan and 50,000 shares he has the right to acquire under options granted pursuant to the 2004 Plan.
(8)     Includes 250,000 shares that he has the right to acquire under options granted pursuant to the 2006 Plan.
(9)     Percentage determined by the holder's shares plus the holder's options, if any, divided by the total outstanding shares plus the holder's options, if any.

13.          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Crown Resources Corporation

          Crown provided management and technical services to Solitario under a management and technical services agreement originally signed in April 1994 and modified in April 1999, December 2000 and July 2002. The agreement was terminated on August 31, 2006 upon the completion of the Crown - Kinross merger. Under the modified agreement we were billed by Crown for services at 25% of Crown's corporate administrative costs for executive and technical salaries, benefits and expenses, 50% of Crown's corporate administrative costs for financial management and reporting salaries, benefits, expenses and 75% of Crown's corporate administrative costs for investor relations salaries, benefits and expenses. In addition, we reimbursed Crown for direct out-of-pocket expenses. These allocations were based upon the estimated time and expenses spent by Crown management and employees on both Crown activities and Solitario activities. Our management believed these allocations were reasonable and the allocations were periodically reviewed by our management and approved by independent Board members of both Crown and Solitario. Management service fees were billed monthly, due on receipt and were generally paid within thirty days. We did not incur any management service fees during 2007. Management service fees were $232,000, and $423,000 for the years ended December 31, 2006 and 2005, respectively.

          On July 26, 2004, Crown completed a spin-off of our shares to its shareholders, whereby each Crown shareholder received 0.2169 shares of our common stock for each Crown share they owned. As part of the spin-off, Crown retained 998,306 of our shares for the benefit of Crown's warrant holders who would receive those shares when the warrant holders exercise their warrants. Subsequent to the spin-off, through August 31, 2006 when the Crown - Kinross merger was completed, Crown distributed 995,229 of these retained shares upon exercise of its warrants and at December 31, 2006 the remaining 3,077 shares of our stock became the property of Kinross which is not a related party to Solitario.

Mark Jones Consulting Agreement

          On September 1, 2006, we entered into a consulting agreement with Mark E. Jones, III, a director and vice-chairman of our Board of Directors. The consulting agreement has a two-year term. Under the agreement, Mr. Jones will advise the Company on matters of strategic direction, planning, and identification of corporate opportunities, when and as requested by the Solitario. In consideration for the services to be performed, Mr. Jones has been paid a one time lump sum payment of $160,000, plus he is entitled to receive pre-approved, documented expenses incurred in performance of the consulting services. We have charged $80,000 for consulting expense, related to the agreement, included in general and

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administrative expense for the year ended December 31, 2007 compared to $27,000 for the year ended December 31, 2006. We will amortize the remaining balance of prepaid consulting fees of $53,000, included in current assets as of December 31, 2007, during 2008.

TNR Gold Corp.

          On July 24, 2006, we exercised a warrant to purchase 500,000 shares of TNR Gold Corp. ("TNR") common stock by paying $70,000. We recorded the cash paid and the fair value of the warrant on the date of exercise of $12,000 as marketable equity securities. We received this warrant in July 2004 when we exchanged 500,000 shares of TNR Gold Corp ("TNR") common stock for 500,000 shares of TNR common stock that were not available to be publicly traded in Canada until November 28, 2004 and a warrant to purchase an additional 500,000 shares of TNR common stock for Cdn$0.16 per share for a period of two years. The 2004 transaction was accounted for as a sale of our previously owned TNR shares and an acquisition of the new TNR shares and warrants. The TNR shares are classified as marketable equity securities held for sale. As of December 31, 2007, we own 1,000,000 shares of TNR that are classified as marketable equity securities held for sale and are recorded at their fair market value of $316,000 and included in marketable equity securities. As of December 31, 2007 we do not own warrants for the purchase of TNR shares. Previous to their exercise, the TNR warrants were recorded at fair market value based upon quoted prices and classified as derivative instruments. We recorded a loss on derivative instruments of $5,000, and $20,000, for the decrease in the value of its warrants during the years ended December 31, 2006 and 2005, respectively. Christopher E. Herald, our CEO, is a member of the Board of Directors of TNR.

Policy Regarding Related Party Transactions

          The Company may enter into transactions with certain "related persons." Related persons include the Company's executive officers, directors, 5% or more beneficial owners of the Company's common stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. These transactions are referred to as "related party transactions." All of the above related party transactions were approved according to the following related party transaction policy requirements.

                    -the transaction is approved by disinterested members of the Board of Directors;
                    -the Audit Committee shall have approved or ratified such transaction and the terms of the transaction are comparable to that which could be attained in an arm's-length dealing with unrelated third parties; or
                    -the transaction involves compensation approved by the Compensation Committee.
          The Related Party Transaction policy has been formally adopted by the Board of Directors.

14.          PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees

          The following table summarizes the aggregate fees billed to Solitario by Ehrhardt Keefe Steiner & Hottman PC for the fiscal years ended December 31, 2007 and 2006.

	2007	2006
Audit Fees (1)	$82,000	$57,000
Audit related fees (2)	7,000	-
Tax fees	16,000	-
All other fees (3)	-	9,000
Total	$105,000	$66,000

(1)     Fees billed for audit services in 2007 and 2006 consisted of:Audit of our annual financial statements for 2007 and 2006, respectively.
                    -Reviews of our quarterly reviews in 2007 and 2006, respectively
                    -Consent and other services related to SEC filings.
(2)     Represents fees billed related to reviews of our quarterly reviews in 2006 and 2005, respectively.
(3)     All other fees in 2006 includes fees billed related to review of Solitario's responses to an SEC comment letter received during 2006.

          On an annual basis the Audit Committee approves the proposed audit services and the fees related thereto by our independent auditors in advance of the year of service in accordance with the pre-approval policy adopted by the Audit Committee. The Audit Committee pre-approval policy requires that the Audit Committee determine that proposed services and related fees are required and reasonable under the circumstances. All of the fees billed to Solitario by Ehrhardt Keefe Steiner & Hottman PC during 2006 and 2007 were pre-approved by the audit committee pursuant to the Audit Committee pre-approval policy. The Audit Committee considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence and has determined that the provision is compatible.

15.          APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Our shareholders are asked to ratify the selection of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm and to continue as such for fiscal year 2008. Representatives of Ehrhardt Keefe Steiner & Hottman PC are expected to be present at the Annual Meeting of Shareholders, to make a statement and to respond to appropriate questions.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF EHRHARDT KEEFE STEINER & HOTTMAN PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

16.          INCORPORATION BY REFERENCE

          The reports of the Compensation Committee, Audit Committee and Nominating Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Exchange Act of 1934, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

Directors, Executive Officers and Corporate Governance

          The information with respect to Item 10, "Directors, Executive Officers and Corporate Governance" in the Solitario Resources Corporation 2007 Annual Report on Form 10-K filed on March 12, 2008 (the "2007 10-K") can be found under the following Section of this 2008 Proxy Statement:

1.          "Election of Directors"
4.          "Executive and Director Compensation"

Executive Compensation

          The information with respect to Item 11, "Executive Compensation" in the 2007 10-K can be found under the following Sections of this 2008 Proxy Statement:

1.          "Election of Directors"
4.          "Executive and Director Compensation"
5.          "Compensation Discussion and Analysis"
6.          "Summary Compensation Table"
7.           "2007 Grants of Plan Based Awards"
8.          "Outstanding Equity Awards at Fiscal Year End"
9.          "Option Exercises and Stock Vested"
10.         "Potential Payments Upon Termination or Change in Control"

Security Ownership of Certain Beneficial Owners and Management

          The information with respect to Item 12, "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters" in the 2007 10-K can be found under the following Section of this 2008 Proxy Statement:

3.          "Compensation Plans"
12.        "Security Ownership of Certain Beneficial Owners and Management"

Certain Relationships and Related Transactions, and Director Independence

          The information with respect to Item 13, "Certain Relationships and Related Transactions, and Director Independence" in the 2007 10-K can be found under the following Section of this 2008 Proxy Statement:

1.          "Election of Directors"
13.        "Certain Relationships and Related Transactions"

Principal Accounting Fees and Services

The information with respect to Item 14, "Principal Accounting Fees and Services" in the 2007 10-K can be found under the following Section of this 2008 Proxy Statement:

14.          "Principal Accounting Fees and Services"

17. PROPOSALS OF SHAREHOLDERS

          Shareholder proposals intended to be included in Solitario's Proxy Statement for the 2009 Annual Meeting of Shareholders must be received by Solitario prior to January 31, 2009 in order for the proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 2009 annual meeting. If the date of next year's annual meeting is changed by more than 30 days from June 12, 2009, the deadline will be a reasonable time before we print and mail our proxy materials. However, we are not required to include in our proxy statement and form of proxy for the 2009 annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time the proposal is received. In order for any stockholder proposal that is not included in such proxy statement and form of proxy to be brought before the 2009 annual meeting, such proposal must be received by the Secretary of Solitario at our principal executive offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033 not less than 60 days nor more than 90 days before the annual meeting; however, if less than 70 days' notice or public disclosure of the date of the 2009 meeting is given, the written notice must be delivered to the Corporate Secretary no later than the close of business on the 10th day after notice of the meeting was mailed or notice was publicly disclosed, whichever is earlier. The notice must contain certain information as to the proposal and the shareholder, including the share ownership of the shareholder and any financial interest in the proposal. If a timely proposal is received, the Board may exercise any discretionary authority granted by the proxies to be solicited on behalf of the Board in connection with such proposal at the 2009 annual meeting.

          Under Solitario's Bylaws, shareholders seeking to propose business to be conducted at the 2009 Annual Meeting must give written notice to the Corporate Secretary of Solitario not less than 60 days nor more than 90 days before the annual meeting; however, if less than 70 days' notice or public disclosure of the date of the 2009 meeting is given, the


written notice must be delivered to the Corporate Secretary no later than the close of business on the 10th day after notice of the meeting was mailed or notice was publicly disclosed, whichever is earlier. The notice must contain certain information as to the proposal and the shareholder, including the share ownership of the shareholder and any financial interest in the proposal. Any proposal not made in compliance with the Bylaws may be rejected by the Board.

          No shareholder proposals for the 2008 Annual Meeting had been received by Solitario prior to the date of this Proxy Statement.

18.          OTHER BUSINESS

          Solitario knows of no other business to be presented at the meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person named in the accompanying form of proxy.

By Order of the Board of Directors
James R. Maronick
Secretary

April xx, 2008
Wheat Ridge, Colorado


SOLITARIO RESOURCES CORPORATION

Computershare

9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

MR SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X 9X9

Security Class COMMON

Holder Account Number

C1234567890 X X X

Fold

Form of Proxy - Annual and Special Meeting of Shareholders to be held on June 12, 2008

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3. This proxy should be signed in the exact manner as the name appears on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**

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6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 10:00 am, Mountain Time, on June 10, 2008.

00JVZA

CPUQC01.E.INT/000001/i1234

MR SAM SAMPLE

C1234567890

XXX 123

Appointment of Proxyholder

I/We being holder(s) of the Company hereby appoint: Christopher E. Herald, a duly authorized officer of the Company, or failing this person, James R. Maronick, a duly authorized officer of the Company,

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of Shareholders of Solitario Resources Corporation to be held at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033 on June 12, 2008 at 10:00 a.m. M.D.T. and at any adjournment thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold	Against
01. Mark E. Jones, III	☐	☐	☐
02. John Hainey	☐	☐	☐
03. Leonard Harris	☐	☐	☐
04. Christopher E. Herald	☐	☐	☐
05. Brian Labadie	☐	☐	☐
06. Steven A. Webster	☐	☐	☐

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2. Special Resolution

For ☐ Against ☐ Abstain ☐

3. Appointment of Auditors

For ☐ Withhold ☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

MM / DD / YY

999999999999 001111 1APIZ AR0 SLRQ

00JW0B